                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 23, 2002

                              The Medicines Company
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               (Exact Name of Registrant as Specified in Charter)


         Delaware                  000-31191                  04-3324394
------------------------   ------------------------   --------------------------
     (State or Other              (Commission              (I.R.S. Employer
       Jurisdiction               File Number)            Identification No.)
    of Incorporation)


           5 Sylvan Way, Suite 200
            Parsippany, New Jersey                           07054
---------------------------------------------   --------------------------------
   (Address of Principal Executive Offices)                (Zip Code)

Registrant's telephone number, including area code: (973) 656-1616


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          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.  OTHER EVENTS.

      On April 23, 2002, The Medicines Company announced its financial results for the first quarter of 2002 and the naming of a new Chief Financial Officer. In a separate announcement on April 23, 2002, The Medicines Company announced that it had filed a Form S-3 Shelf Registration Statement registering 4,000,000 shares of its common stock.

      The full text of the press releases issued in connection with the announcements is filed as Exhibit 99.1 and Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)   Exhibits.

      Exhibit No.                         Description
      -----------                         -----------
      99.1                                Press release dated April 23, 2002
                                          entitled "The Medicines Company
                                          Reports First Quarter 2002 Financial
                                          Results, Names New Chief Financial
                                          Officer."

      99.2                                Press release dated April 23, 2002
                                          entitled "The Medicines Company Files
                                          Shelf Registration Statement."

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 25, 2002           THE MEDICINES COMPANY


                                By:   /s/ Steven H. Koehler
                                      ------------------------------------
                                      Steven H. Koehler
                                      Vice President and Chief Financial Officer
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                                  EXHIBIT INDEX

      Exhibit No.                         Description
      -----------                         -----------
      99.1                                Press release dated April 23, 2002
                                          entitled "The Medicines Company
                                          Reports First Quarter 2002 Financial
                                          Results, Names New Chief Financial
                                          Officer."

      99.2                                Press release dated April 23, 2002
                                          entitled "The Medicines Company Files
                                          Shelf Registration Statement."